[PHOTO]

Annual Report August 31, 2000

Oppenheimer
Enterprise Fund


[LOGO] OppenheimerFunds(R)
       The Right Way to Invest

REPORT  HIGHLIGHTS


 CONTENTS

 1  President's Letter

 3  An Interview
    with Your Fund's
    Manager

 7  Fund Performance

 12 Financial
    Statements

 32 Independent
    Auditors' Report

 33 Federal
    Income Tax
    Information

 34 Officers and Trustees


The Fund's $2.5 billion market capitalization limit was lifted, allowing us to pursue exceptional growth opportunities across the investment spectrum.

David Hyun was named portfolio manager, having managed almost $6 billion in aggressive growth portfolios.

Our technology strategy shifted from consumer-oriented "dot-com" companies to the optics, access technologies, and internet infrastructure sectors.

Average Annual
Total Returns

For the 1-Year Period
Ended  8/31/00*
Class A
Without        With
Sales Chg.     Sales Chg.
-------------------------
54.89%         45.98%

Class B
Without        With
Sales Chg.     Sales Chg.
-------------------------
53.73%         48.73%

Class C
Without        With
Sales Chg.     Sales Chg.
-------------------------
53.83%         52.83%

Class Y
-------------------------
55.58%



*See Notes on page 10 for further details.

PRESIDENT'S LETTER

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Enterprise Fund


Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to nav-igating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock mar-ket has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

  We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could main-tain its healthy rate of growth.

  In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve-- an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

  Perhaps most important is that we have begun to see encour-aging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamen-tals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

                        1  OPPENHEIMER ENTERPRISE FUND

PRESIDENT'S  LETTER

               What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.
               At OppenheimerFunds,  our seasoned portfolio management
             teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually any-thing could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, health-care and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.
               In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

             Sincerely,
             /s/ Bridget A. Macaskill
             Bridget A. Macaskill
             September 22, 2000



             These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.

                        2  OPPENHEIMER ENTERPRISE FUND

AN INTERVIEW  WITH YOUR FUND'S MANAGER


[PHOTO]

Portfolio Management
Team (l to r)
Subrata Ghose
David Hyun
(Portfolio Manager)


How did Oppenheimer Enterprise Fund perform over the last fiscal year?

A. The Fund posted decent gains for the one-year that ended August 31, 2000. In addition, we outperformed our benchmark, the Russell 2000 Index, thanks mainly to a focus on smaller technology companies./1/ However, in the second half of the reporting period, technology stocks fell out of favor and small "dot-com" companies were hit especially hard. This affected our returns, as did the Fund's former $2.5 billion market capitalization ceiling. This limitation restricted the Fund to investments in companies with stock market values of $2.5 billion or less. It also forced us to sell successful positions in some fast-growing companies earlier than we would have liked, as they outgrew the market cap limit. The result: The Fund's performance was up for the year, but our returns didn't match the levels achieved over the past few years, nor those we hope to achieve going forward.

How have the Fund's investment parameters changed? In the second quarter, the Fund's market capitalization limit was lifted. As a result, we can hold substantial positions in high performing stocks, regardless of how rapidly a company's stock market value expands.

  We also are no longer limited to investments in small emerging companies, which often experience the greatest share price volatility. Instead, we can invest in fast-growing companies in exciting market sectors across the entire growth cycle.



1. The Fund's Class A shares produced a 54.89% average total return, without considering sales charges, for the one-year period ended August 31, 2000. For the same period, the Russell 2000 Index generated a return of 27.15%.

                        3  OPPENHEIMER ENTERPRISE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

"The most impressive
 gains increasingly
 appear to be going to
 companies with
 leading market
 positions, proven
 management
 expertise, and the
 resources to
 dominate their
 industries."


Does this change imply a reduced focus on technology stocks?

Not at all. The fastest growing companies currently tend to be those in technology. As long as this holds true, technology stocks will make up a large portion of the Fund's portfolio. With our broader investment mandate, however, we are no longer limited to investing in small technology firms. We can invest in companies that dominate their markets. And when we find emerging companies that we believe can achieve leadership positions, we can hold our shares in these organizations with the intent to grow returns with them.

In your view, can larger companies deliver returns on par with small-company stocks?

Yes. There's nothing that precludes mid-size or larger companies with excellent products, management and strategic execution from rapidly increasing in value. In fact, the most impressive gains increasingly seem to be going to companies with leading market positions, proven management expertise and the resources to dominate their industries. Those are the situations we're aggressively seeking.

What adjustments have you made to the Fund's portfolio?

Most important is that we have reduced our exposure to consumer-oriented Internet stocks over the past few months.
We've used the proceeds to build positions in several business-to-business Internet sectors. We see compelling opportunities in companies that supply equipment, services or infrastructure for business communications and eCommerce. For example, as of August 31, 2000, we held significant positions in JDS Uniphase Corp. and SDL, Inc., both important players in fiber optics; Ariba, Inc., which enables business buyers and suppliers to auto-mate transactions on the Internet; and Network Appliance, Inc., which provides innovative file-service solutions for data-intensive business networks. We also are focusing more on the bio-technology and media sectors, where we see significant invest-ment opportunities./2/

                        4  OPPENHEIMER ENTERPRISE FUND

Average Annual
Total Returns
For the Periods Ended
9/30/00(3)
Class A      Since
1-Year       Inception
----------------------
28.49%       34.05%
Class B      Since
1-Year       Inception
----------------------
30.34%       34.56%
Class C      Since
1-Year       Inception
----------------------
34.40%       34.72%
Class Y      Since
1-Year       Inception
----------------------
36.90%       36.99%

How does the Fund distinguish itself from others targeting similar opportunities?

Two factors set us apart: the size of our investments and how we manage the Fund day to day. When we identify a high-potential company, we take positions large enough to have a significant impact on our returns. Going forward, we should have meaningful positions in 70 to 80 companies, rather than smaller positions in the 100 to 120 names the Fund previously held. Additionally, we seek to capitalize on market volatility. Specifically, we're highly selective on the front end and, as long as we believe a company has exceptional prospects, we take advantage of short-term price dips to add to our positions. That approach is in line with our objective of seeking aggressive long-term returns.

What's your outlook for the Fund, given current valuations of high-growth companies?

Many fast-growing companies, both established and emerging, have strong positions in markets whose size and future prof-itability can't be quantified by traditional metrics. Our invest-ment strategy is aggressive, and carries a calculated measure of risk. In our view, the key isn't valuing exceptional-growth companies against traditional yardsticks. Instead, it's identifying companies with the products, market power and earnings fun-damentals to grow into their valuations. The discipline to do that is what makes Oppenheimer Enterprise Fund an important part of The Right Way to Invest.

     2. The Fund's portfolio is subject to change.
     3. See page 10 for further details.

                        5  OPPENHEIMER ENTERPRISE FUND

AN INTERVIEW  WITH YOUR FUND'S MANAGER

Sector Allocation/4/

[PIE CHART]

 . Technology          52.1%
 . Healthcare           9.7
 . Capital Goods        9.4
 . Communication
  Services             8.9
 . Consumer
  Staples              7.8
 . Financial            5.1
 . Consumer
  Cyclicals            4.1
 . Energy               1.2
 . Utilities            1.1
 . Basic Materials      0.6

Top Five Common Stock Industries/5/
------------------------------------------------------
Computer Software                              14.4%
------------------------------------------------------
Computer Services                              11.1
------------------------------------------------------
Electronics                                    11.1
------------------------------------------------------
Healthcare/Drugs                                9.0
------------------------------------------------------
Computer Hardware                               6.7

Top Ten Common Stock Holdings/5/
------------------------------------------------------
Advent Software, Inc.                           2.7%
------------------------------------------------------
Ariba, Inc.                                     2.5
------------------------------------------------------
Micromuse, Inc.                                 2.3
------------------------------------------------------
Corporate Executive Board Co.                   2.3
------------------------------------------------------
Cisco Systems, Inc.                             2.2
------------------------------------------------------
SDL, Inc.                                       1.8
------------------------------------------------------
Investors Financial Services Corp.              1.7
------------------------------------------------------
Network Appliance, Inc.                         1.6
------------------------------------------------------
JDS Uniphase Corp.                              1.6
------------------------------------------------------
Tycom Ltd.                                      1.5

4. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on total market value of the Fund's common stock holdings.
5. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on net assets.

Past performance is not predictive of future performance.


                        6  OPPENHEIMER ENTERPRISE FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a sector index.

Management's discussion of performance. For the fiscal year ended August 31, 2000, Oppenheimer Enterprise Fund posted positive returns, and outperformed its benchmark, the Russell 2000 Index. In the first six months of the period, the Fund significantly outperformed the index, principally reflecting a concentration on small-capitalization and Internet stocks, which led most market sectors during the period. Those gains were partly offset by the broad downturn in the technology sector that began in April 2000. A $2.5 billion market-capitalization limit was in effect from the Fund's inception through mid June, 2000, restricting the size of companies in which the Fund could invest. During the reporting period, the market capitalization ceiling was eliminated, allowing the Fund to invest in aggressive-growth companies of all sizes. The Fund has reduced its holdings in consumer-related Internet stocks, while building positions in business-to-business technology companies. This should allow the Fund to benefit from fast-growing market sectors while limiting portfolio risk. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment for Class A, B and C shares of the Fund from the commencement date of November 7, 1995, and Class Y shares from the inception date of April 1, 1999, held until its fiscal year-end, August 31, 2000. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The graphs reflect the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge on Class B and Class C shares.

  The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index and the Russell 2000 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and NASDAQ, and is widely recognized as a measure of the performance of mid-capitalization stocks.

  Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices shown.

                        7  OPPENHEIMER ENTERPRISE FUND

FUND PERFORMANCE

   Class A Shares
   Comparison of Change in Value of $10,000 Hypothetical Investments in:
   Oppenheimer Enterprise Fund (Class A)
   S&P 500                Russell 2000

                                 [LINE GRAPH]

                       Oppenheimer  S&P 500  Russell 2000
          11/7/95             9425    10000         10000
          11/30/95           10848    10401          9954
          2/29/96            12743    11064         10524
          5/31/96            16136    11627         11758
          8/31/96            14590    11391         10888
          11/30/96           14185    13297         11598
          2/28/97            14423    13957         11846
          5/31/97            14201    15050         12577
          8/31/97            17199    16019         14041
          11/30/97           17746    17088         14313
          2/28/98            18993    18840         15394
          5/31/98            19919    19663         15249
          8/31/98            16227    17320         11317
          11/30/98           20007    21135         13366
          2/28/99            23832    22563         13217
          5/31/99            26670    23799         14839
          8/31/99            29588    24215         14527
          11/30/99           41178    25550         15460
          2/29/2000          58878    25208         19730
          5/31/2000          35624    26290         16310
          8/31/2000          45826    28163         18471

Average Annual Total Return of Class A Shares of the Fund at 8/31/00(1)
1-Year 45.98%     Life 37.17%



   Class B Shares
   Comparison of Change in Value of $10,000 Hypothetical Investments in:
   Oppenheimer Enterprise Fund (Class B)
   S&P 500                Russell 2000

                                 [LINE GRAPH]


                      Oppenheimer      S&P 500  Russell 2000

          11/7/95         10,000        10,000        10,000
          11/30/95        11,500        10,401         9,954
          2/29/96         13,490        11,064        10,524
          5/31/96         17,060        11,627        11,758
          8/31/96         15,390        11,391        10,888
          11/30/96        14,940        13,297        11,598
          2/28/97         15,151        13,957        11,846
          5/31/97         14,893        15,050        12,577
          8/31/97         18,011        16,019        14,041
          11/30/97        18,538        17,088        14,313
          2/28/98         19,806        18,840        15,394
          5/31/98         20,743        19,663        15,249
          8/31/98         16,853        17,320        11,317
          11/30/98        20,755        21,135        13,366
          2/28/99         24,680        22,563        13,217
          5/31/99         27,568        23,799        14,839
          8/31/99         30,527        24,215        14,527
          11/30/99        42,413        25,550        15,460
          2/29/2000       60,531        25,208        19,730
          5/31/2000       36,548        26,290        16,310
          8/31/2000       46,729        28,163        18,471

Average Annual Total Return of Class B Shares of the Fund at 8/31/00(1)
1-Year 48.73%     Life 37.72%



1. See page 10 for further details.

                        8  OPPENHEIMER ENTERPRISE FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Enterprise Fund (Class C)
S&P 500
Russell 2000

[LINE GRAPH]

                        Oppenheimer    S&P 500     Russell 2000
          11/7/95            10,000      10,000          10,000
          11/30/95           11,500      10,401           9,954
          2/29/96            13,490      11,064          10,524
          5/31/96            17,050      11,627          11,758
          8/31/96            15,390      11,391          10,888
          11/30/96           14,940      13,297          11,598
          2/28/97            15,152      13,957          11,846
          5/31/97            14,883      15,050          12,577
          8/31/97            18,001      16,019          14,041
          11/30/97           18,528      17,088          14,313
          2/28/98            19,807      18,840          15,394
          5/31/98            20,733      19,663          15,249
          8/31/98            16,853      17,320          11,317
          11/30/98           20,745      21,135          13,366
          2/28/99            24,693      22,563          13,217
          5/31/99            27,581      23,799          14,839
          8/31/99            30,541      24,215          14,527
          11/30/99           42,452      25,550          15,460
          2/29/2000          60,582      25,208          19,730
          5/31/2000          36,586      26,290          16,310
          8/31/2000          46,979      28,163          18,471

Average Annual Total Return of Class C Shares of the Fund at 8/31/00/1/
1-Year 52.83%     Life 37.88%

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Enterprise Fund (Class Y)

S&P 500
Russell 2000

[LINE GRAPH]


                     Oppenheimer       S&P 500     Russell 2000
          4/1/99          10,000        10,000           10,000
          5/31/99         10,115        10,548           11,228
          8/31/99         11,234        10,732           10,991
          11/30/99        15,649        11,324           11,697
          2/29/2000       22,406        11,173           14,928
          5/31/2000       13,570        11,652           12,341
          8/31/2000       17,477        12,482           13,976

Average Annual Total Return of Class Y Shares of the Fund at 8/31/00/1/
1-Year 55.58%     Life 48.31%

The performance information for the S&P 500 Index and the Russell 2000 Index begins on 10/31/95 for Class A, B and C, and 3/31/99 for Class Y.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

9  OPPENHEIMER ENTERPRISE FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's returns at 9/30/00 include results for periods of exceptional market performance that is not typical of historical results. You should not expect those growth rates to continue. Because of ongoing market volatility, the Fund's performance may be subject to short-term fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A The inception date of the Fund was 11/7/95. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 11/7/95.
Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge. The ending account value shown in the graph is net of the applicable 2% contingent deferred sales charge.

Class C shares of the Fund were first publicly offered on 11/7/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 4/1/99. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's
Statement of Additional Information.


                        10  OPPENHEIMER ENTERPRISE FUND

                                                Financials



                        11  OPPENHEIMER ENTERPRISE FUND

STATEMENT OF INVESTMENTS        August 31, 2000

                                                                       Market Value
                                                         Shares          See Note 1
====================================================================================
 Common Stocks--93.9%
------------------------------------------------------------------------------------
 Basic Materials--0.5%
------------------------------------------------------------------------------------
 Chemicals--0.5%
 Cabot Microelectronics Corp./1/                        100,000         $ 5,837,500
------------------------------------------------------------------------------------
 Capital Goods--8.8%
------------------------------------------------------------------------------------
 Electrical Equipment--0.6%
 Vishay Intertechnology, Inc./1/                        160,000           6,450,000
------------------------------------------------------------------------------------
 Industrial Services--3.7%
 Corporate Executive Board Co./1/                       350,000          24,850,000
------------------------------------------------------------------------------------
 Quanta Services, Inc./1/                               100,000           4,675,000
------------------------------------------------------------------------------------
 Tetra Tech, Inc /1/                                    400,000          10,850,000
                                                                        -----------
                                                                         40,375,000

------------------------------------------------------------------------------------
 Manufacturing--4.5%
 Brooks Automation, Inc./1/                             142,500           7,882,031
------------------------------------------------------------------------------------
 C-MAC Industries, Inc./1/                               81,000           5,806,687
------------------------------------------------------------------------------------
 Celestica, Inc./1/                                     125,000           9,765,625
------------------------------------------------------------------------------------
 Flextronics International Ltd./1/                      185,000          15,412,812
------------------------------------------------------------------------------------
 Photon Dynamics, Inc./1/                                97,300           4,567,019
------------------------------------------------------------------------------------
 PRI Automation, Inc./1/                                120,000           6,195,000
                                                                        -----------
                                                                         49,629,174

------------------------------------------------------------------------------------
 Communication Services--8.4%
------------------------------------------------------------------------------------
 Telecommunications: Long Distance--4.1%
 Brocade Communications Systems, Inc./1/                 25,000           5,645,312
------------------------------------------------------------------------------------
 Corvis Corp./1/                                        125,000          12,976,562
------------------------------------------------------------------------------------
 Efficient Networks, Inc./1/                            116,000           6,233,187
------------------------------------------------------------------------------------
 Exfo Electro-Optical Engineering, Inc./1/               13,100             743,425
------------------------------------------------------------------------------------
 Level 3 Communications, Inc./1/                         90,000           7,851,094
------------------------------------------------------------------------------------
 Madge Networks NV/1/                                    15,500              55,219
------------------------------------------------------------------------------------
 MRV Communications, Inc./1/                             73,600           5,671,800
------------------------------------------------------------------------------------
 Triton PCS Holdings, Inc., Cl. A/1/                     98,100           5,432,287
                                                                        -----------
                                                                         44,608,886

------------------------------------------------------------------------------------
 Telecommunications: Wireless--4.3%
 AirGate PCS, Inc./1/                                    51,800           3,525,637
------------------------------------------------------------------------------------
 Avici Systems, Inc./1/                                   2,200             329,587
------------------------------------------------------------------------------------
 Chartered Semiconductor Manufacturing Ltd.,
  Sponsored ADR/1/                                       80,000           6,790,000
------------------------------------------------------------------------------------
 Phone.com, Inc./1/                                      75,000           6,932,812
------------------------------------------------------------------------------------
 Proxim, Inc./1/                                        170,000          10,210,625
------------------------------------------------------------------------------------
 Triton Network Systems, Inc./1/                        108,300           2,037,394
------------------------------------------------------------------------------------
 Tycom Ltd/1/                                           400,200          16,658,325
                                                                        -----------
                                                                         46,484,380

                      12     OPPENHEIMER ENTERPRISE FUND

                                                                     Market Value
                                                       Shares          See Note 1
Consumer Cyclicals--3.8%
Consumer Services--1.5%
Getty Images, Inc./1/                                 121,900  $        5,119,800
Heidrick & Struggles International, Inc./1/           145,800           8,474,625
Lamar Advertising Co., Cl. A/1/                        67,600           3,139,175
                                                                      -----------
                                                                       16,733,600

Media--2.1%
Entravision Communications Corp./1/                   550,000          10,896,875
True North Communications, Inc.                       150,000           6,956,250
Tweeter Home Entertainment Group, Inc./1/             154,000           5,534,375
                                                                      -----------
                                                                       23,387,500

Retail: Specialty--0.2%
Factory 2-U Stores, Inc./1/                            55,000           1,900,937
Consumer Staples--7.4%
Broadcasting--2.5%
Clear Channel Communications, Inc./1/                 225,000          16,284,375
New Frontier Media, Inc./1/                           124,600             770,962
Univision Communications, Inc., Cl. A/1/              225,000           9,928,125
                                                                      -----------
                                                                       26,983,462

Education--1.2%
Corinthian Colleges, Inc./1/                          236,100          12,749,400
Entertainment--3.0%
California Pizza Kitchen, Inc./1/                      37,500             935,156
Imax Corp./1/                                         200,000           5,462,500
Macrovision Corp./1/                                  145,400          15,503,275
P.F. Chang's China Bistro, Inc./1/                    350,000          10,478,125
                                                                      -----------
                                                                       32,379,056

Food & Drug Retailers--0.7%
NPS Pharmaceuticals, Inc./1/                          172,000           7,611,000
Energy--1.1%
Energy Services--1.1%
Cal Dive International, Inc./1/                       100,000           5,750,000
Cooper Cameron Corp./1/                                85,000           6,614,062
                                                                      -----------
                                                                       12,364,062

Oil: International--0.0%
FX Energy, Inc./1/                                    140,000             560,000

13     OPPENHEIMER ENTERPRISE FUND

STATEMENT OF INVESTMENTS  Continued


                                                                         Market Value
                                                           Shares          See Note 1
-------------------------------------------------------------------------------------
Financial--4.8%
-------------------------------------------------------------------------------------
Banks--3.5%
 Investors Financial Services Corp.                       300,000         $18,468,750
-------------------------------------------------------------------------------------
Knight Trading Group, Inc./1/                             175,000           5,490,625
-------------------------------------------------------------------------------------
Labranche & Co., Inc./1/                                  487,300          14,679,912
                                                                          -----------
                                                                           38,639,287

-------------------------------------------------------------------------------------
Diversified Financial--0.8%
Stilwell Financial, Inc./1/                               175,000           8,465,625
-------------------------------------------------------------------------------------
Insurance--0.5%
Advance Paradigm, Inc./1/                                 220,000           5,857,500
-------------------------------------------------------------------------------------
Healthcare--9.1%
-------------------------------------------------------------------------------------
Healthcare/Drugs--9.0%
Abgenix, Inc./1/                                          185,600          13,951,900
-------------------------------------------------------------------------------------
Bruker Daltonics, Inc./1/                                  31,800           1,597,950
-------------------------------------------------------------------------------------
Cubist Pharmaceuticals, Inc./1/                           173,300          10,592,962
-------------------------------------------------------------------------------------
CV Therapeutics, Inc./1/                                  135,200          10,140,000
-------------------------------------------------------------------------------------
Lynx Therapeutics, Inc./1/                                200,000           6,950,000
-------------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc./1/                        80,000          11,450,000
-------------------------------------------------------------------------------------
Nuerocrine Biosciences, Inc./1/                           307,200          12,710,400
-------------------------------------------------------------------------------------
Pharmacia Corp.                                           125,000           7,320,313
-------------------------------------------------------------------------------------
PRAECIS Pharmaceuticals, Inc./1/                          300,600          13,170,038
-------------------------------------------------------------------------------------
Syncor International Corp./1/                             271,400          10,856,000
                                                                          -----------
                                                                           98,739,563

-------------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.1%
EP MedSystems, Inc./1/                                    174,700             720,638
-------------------------------------------------------------------------------------
Technology--49.0%
-------------------------------------------------------------------------------------
Computer Hardware--6.7%
Cobalt Networks, Inc./1,2/                                250,000          12,406,250
-------------------------------------------------------------------------------------
Juniper Networks, Inc./1/                                  65,000          13,893,750
-------------------------------------------------------------------------------------
Network Appliance, Inc./1/                                150,000          17,550,000
-------------------------------------------------------------------------------------
SanDisk Corp./1/                                          156,000          13,026,000
-------------------------------------------------------------------------------------
Sun Microsystems, Inc./1/                                 125,000          15,867,188
                                                                          -----------
                                                                           72,743,188

-------------------------------------------------------------------------------------
Computer Services--11.1%
Anicom, Inc./1,2/                                         370,200             908,192
-------------------------------------------------------------------------------------
Applied Micro Circuits Corp./1/                            60,000          12,176,250
-------------------------------------------------------------------------------------
AppNet, Inc./1/                                           132,900           6,570,244
-------------------------------------------------------------------------------------
Ariba, Inc./1/                                            171,300          26,958,338
-------------------------------------------------------------------------------------
Art Technology Group, Inc./1/                             102,000          10,397,625
-------------------------------------------------------------------------------------
Digex, Inc./1/                                            130,000          11,009,375

                        14  OPPENHEIMER ENTERPRISE FUND

                                                                        Market Value
                                                         Shares           See Note 1
Computer Services Continued
Eltrax Systems, Inc./1,2/                               165,000     $        783,750
Foundry Networks, Inc./1/                                65,000            6,049,063
ScreamingMedia, Inc./1,2/                               517,555            4,188,961
Sunrise Telecom, Inc./1/                                 13,200              593,175
Sycamore Networks, Inc./1/                               65,000            8,937,500
Turnstone Systems, Inc./1/                               94,000            5,534,250
Vignette Corp./1/                                       350,000           13,343,750
WatchGuard Technologies, Inc./1/                        100,000            4,912,500
WebEx Communications, Inc./1/                            64,400            3,566,150
WebTrends Corp./1/                                      140,000            5,274,063
                                                                         -----------
                                                                         121,203,186

Computer Software--14.4%
Advent Software, Inc./1/                                480,000           29,580,000
Allaire Corp./1/                                        170,000            5,769,375
Corio, Inc./1/                                          262,100            3,390,919
Informatica Corp./1/                                    121,600           12,160,000
Interactive Intelligence, Inc./1/                       188,800            8,366,200
Internet Security Systems, Inc./1/                       78,100            6,326,100
McDATA Corp., Cl. B/1/                                   33,700            3,624,856
Micromuse, Inc./1/                                      165,400           25,120,125
NetIQ Corp./1/                                          250,200           14,136,300
Numerical Technologies, Inc./1/                          96,600            3,779,475
Portal Software, Inc./1/                                120,000            6,630,000
Quest Software, Inc./1/                                 116,800            6,029,800
Software.com, Inc./1/                                    80,000           11,645,000
SonicWALL, Inc./1/                                       90,700            6,904,538
StorageNetworks, Inc./1/                                  7,400              751,100
Verity, Inc./1/                                         160,000            7,320,000
webMethods, Inc./1/                                      52,700            5,661,956
                                                                         -----------
                                                                         157,195,744

Communications Equipment--5.7%
Advanced Fibre Communications, Inc./1/                  200,000           10,571,875
Aware, Inc./1/                                          125,000            5,601,563
Cisco Systems, Inc./1/                                  350,000           24,018,750
Extreme Networks, Inc./1/                                97,200            9,045,675
New Focus, Inc./1/                                       90,200           12,453,238
SpeechWorks International, Inc./1/                        9,800              750,925
                                                                         -----------
                                                                          62,442,026

15     OPPENHEIMER ENTERPRISE FUND

STATEMENT OF INVESTMENTS      Continued


                                                                               Market Value
                                                                  Shares         See Note 1
--------------------------------------------------------------------------------------------
Electronics--11.1%
ACT Manufacturing, Inc./1/                                        59,100       $  3,010,406
--------------------------------------------------------------------------------------------
Advanced Energy Industries, Inc./1/                               96,300          5,501,138
--------------------------------------------------------------------------------------------
Applied Materials, Inc./1/                                       175,000         15,104,688
--------------------------------------------------------------------------------------------
ASM International NV/1/                                          236,500          5,942,063
--------------------------------------------------------------------------------------------
Intel Corp.                                                      175,000         13,103,125
--------------------------------------------------------------------------------------------
Intersil Holding Corp./1/                                        148,300          8,008,200
--------------------------------------------------------------------------------------------
JDS Uniphase Corp./1/                                            140,000         17,427,812
--------------------------------------------------------------------------------------------
Micron Technology, Inc./1/                                       190,000         15,532,500
--------------------------------------------------------------------------------------------
Rambus, Inc./1/                                                   70,000          5,718,125
--------------------------------------------------------------------------------------------
SDL, Inc./1/                                                      50,000         19,865,625
--------------------------------------------------------------------------------------------
Virata Corp./1/                                                  170,000         11,687,500
                                                                               ------------
                                                                                120,901,182

--------------------------------------------------------------------------------------------
Utilities--1.0%
--------------------------------------------------------------------------------------------
Electric Utilities--0.5%
Calpine Corp./1/                                                  59,500          5,890,500
--------------------------------------------------------------------------------------------
Gas Utilities--0.5%
Enron Corp.                                                       65,000          5,516,874
                                                                               ------------
Total Common Stocks (Cost $681,748,125)                                       1,026,369,270

============================================================================================
Preferred Stocks--0.1%
PeopleFirst.com, Inc., $2.72 Cv., Series C/1,2/
(Cost $1,000,001)                                                467,290          1,000,001


                                                               Principal
                                                                  Amount
============================================================================================
Convertible Corporate Bonds and Notes--0.3%
Kestrel Solutions, Inc., 5.50% Cv. Sub. Nts., 7/15/05/2/
(Cost $3,000,000)                                             $3,000,000          3,315,000


                                                                  Shares
============================================================================================
Other Securities--3.5%
Nasdaq-100 Unit Investment Trust/1/ (Cost $36,589,560)             374,800         38,182,750

                      16     OPPENHEIMER ENTERPRISE FUND

                                                                               Principal      Market Value
                                                                                 Amount         See Note 1
Repurchase Agreements--2.0%

Repurchase agreement with Banc One Capital Markets, Inc.,
6.57%, dated 8/31/00, to be repurchased at $21,592,940 on 9/1/00, collateralized by U.S. Treasury Bonds, 6.25%-12%, 11/15/03-8/15/23,
with a value of $9,241,186, U.S. Treasury Nts., 4.25%-7.50%,
12/31/00-2/15/07, with a value of $10,552,659 and U.S. Treasury Bills,
11/30/00, with a value of $2,259,952 (Cost $21,589,000)                        $21,589,000       $21,589,000
Total Investments, at Value (Cost $743,926,686)                                     99.8%      1,090,456,021
Other Assets Net of Liabilities                                                      0.2           1,666,052
                                                                               -----------------------------
Net Assets                                                                         100.0%     $1,092,122,073
                                                                               =============================



Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2000. There were no affiliate securities held by the Fund as of August 31, 2000. Transactions during the period in which the issuer was an affiliate are as follows:

                                      Shares         Gross         Gross               Shares
                              August 31,1999     Additions     Reductions     August 31, 2000
Argosy Education Group,
 Inc., Series A                      400,000            --        400,000                  --
EP MedSystems, Inc.                  600,000           300        425,600             174,700
Koala Corp.                          205,000       295,000        500,000                  --
Silver Diner, Inc.                   830,000            --        830,000                  --

See accompanying Notes to Financial Statements.

17  OPPENHEIMER ENTERPRISE FUND

STATEMENT OF ASSETS AND LIABILITIES          August 31, 2000


Assets

Investments, at value (cost $743,926,686)--see accompanying statement                $  1,090,456,021

Receivables and other assets:
Investments sold                                                                           13,116,281
Shares of beneficial interest sold                                                            896,551
Interest and dividends                                                                         20,056
Other                                                                                          92,102
                                                                                     ----------------
Total assets                                                                            1,104,581,011

Liabilities

Bank overdraft                                                                                133,654

Payables and other liabilities:
Investments purchased                                                                       9,421,275
Shares of beneficial interest redeemed                                                      1,824,189
Distribution and service plan fees                                                            389,363
Transfer and shareholder servicing agent fees                                                 257,957
Trustees' compensation                                                                         84,728
Other                                                                                         347,772
                                                                                     ----------------
Total liabilities                                                                          12,458,938

Net Assets                                                                           $  1,092,122,073
                                                                                     ================

Composition of Net Assets

Paid-in capital                                                                      $    672,587,800
Accumulated net investment loss                                                               (68,065)
Accumulated net realized gain on investments and foreign currency transactions             73,073,003

Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                             346,529,335
                                                                                     ----------------
Net Assets                                                                           $  1,092,122,073
                                                                                     ================

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$624,971,079 and 15,991,746 shares of beneficial interest outstanding)               $          39.08
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                          $          41.46
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $310,972,061
and 8,276,913 shares of beneficial interest outstanding)                             $          37.57
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $64,522,482
and 1,715,601 shares of beneficial interest outstanding)                             $          37.61
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $91,656,451 and 2,331,166 shares of beneficial interest outstanding)       $          39.32


See accompanying Notes to Financial Statements.

18  OPPENHEIMER ENTERPRISE FUND

STATEMENT OF OPERATIONS               For the Year Ended August 31, 2000

===============================================================================
Investment Income
 Interest                                                        $   8,338,594
-------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $255)                  235,683
                                                                 --------------
 Total income                                                        8,574,277

===============================================================================
 Expenses

 Management fees                                                     6,818,023
-------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                             1,347,398
 Class B                                                             2,943,776
 Class C                                                               608,440
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                             1,225,091
 Class B                                                               639,308
 Class C                                                               132,028
 Class Y                                                               111,254
-------------------------------------------------------------------------------
 Shareholder reports                                                   634,357
-------------------------------------------------------------------------------
 Custodian fees and expenses                                            86,479
-------------------------------------------------------------------------------
 Trustees' compensation                                                 45,719
-------------------------------------------------------------------------------
 Other                                                                 113,679
                                                                 --------------
 Total expenses                                                     14,705,552
 Less expenses paid indirectly                                         (60,519)
                                                                 --------------
 Net expenses                                                       14,645,033

===============================================================================
 Net Investment Loss                                                (6,070,756)

===============================================================================
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments                                                        89,181,779
 Foreign currency transactions                                        (357,236)
                                                                 --------------
 Net realized gain                                                  88,824,543

-------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                       249,951,746
 Translation of assets and liabilities denominated in foreign
  currencies                                                           (37,020)
                                                                 --------------
 Net change                                                        249,914,726
                                                                 --------------
 Net realized and unrealized gain                                  338,739,269

===============================================================================
 Net Increase in Net Assets Resulting from Operations            $ 332,668,513
                                                                 ==============



See accompanying Notes to Financial Statements.

                        19  OPPENHEIMER ENTERPRISE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,                                                      2000              1999
==================================================================================================
Operations
Net investment loss                                            $     (6,070,756)    $  (2,430,150)
--------------------------------------------------------------------------------------------------
Net realized gain                                                    88,824,543        43,152,767
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                               249,914,726       102,562,428
                                                               -----------------------------------
Net increase in net assets resulting from operations                332,668,513       143,285,045

==================================================================================================
Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A                                                             (23,177,690)       (1,824,954)
Class B                                                             (13,063,885)       (1,123,053)
Class C                                                              (2,677,972)         (228,443)
Class Y                                                              (3,045,611)               --

==================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions:
Class A                                                             122,904,996       178,721,558
Class B                                                              29,118,541        97,486,503
Class C                                                               6,569,570        20,439,103
Class Y                                                              47,056,135        32,242,392

==================================================================================================
Net Assets
Total increase                                                      496,352,597       468,998,151
--------------------------------------------------------------------------------------------------
Beginning of period                                                 595,769,476       126,771,325
                                                               -----------------------------------
End of period (including accumulated net investment
loss of $68,065 and $56,295, respectively)                      $ 1,092,122,073    $  595,769,476
                                                               ===================================

See accompanying Notes to Financial Statements.

                        20  OPPENHEIMER ENTERPRISE FUND

FINANCIAL HIGHLIGHTS

 Class A  Year Ended August 31,                    2000                  1999        1998        1997           1996/1/
=========================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period            $ 26.37               $ 14.72     $ 16.98     $ 15.48        $ 10.00
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                (.15)                 (.11)       (.14)       (.09)          (.05)
 Net realized and unrealized gain (loss)           14.52                 12.08        (.75)       2.66           5.53
                                                 ------------------------------------------------------------------------
 Total income (loss) from
 investment operations                             14.37                 11.97        (.89)       2.57           5.48
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Distributions from net realized gain              (1.66)                 (.32)      (1.37)      (1.07)            --
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $ 39.08               $ 26.37     $ 14.72     $ 16.98        $ 15.48
                                                 ========================================================================

=========================================================================================================================
 Total Return, at Net Asset Value/2/               54.89%                82.34%     (5.65)%      17.88%         54.80%

=========================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)    $   624,971           $   335,682   $  74,456   $  52,455   $     44,421
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $   563,739           $   182,121   $  72,059   $  42,895   $     30,655
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:3
 Net investment loss                               (0.37)%               (0.47)%     (0.81)%     (1.18)%        (0.59)%
 Expenses                                           1.24%                 1.48%       1.48%/4/    1.50%/4/       1.66%/4/
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             142%                  134%        182%        142%           156%

1. For the period from November 7, 1995 (commencement of operations) to August 31, 1996.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


                        21  OPPENHEIMER ENTERPRISE FUND

FINANCIAL HIGHLIGHTS Continued


 Class B    Year Ended August 31,               2000                  1999         1998         1997           1996/1/
=======================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of
  period                                     $ 25.58               $ 14.38      $ 16.75      $ 15.39        $ 10.00
-----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                            (.39)                 (.11)        (.15)        (.18)          (.14)
 Net realized and unrealized
  gain (loss)                                  14.04                 11.63         (.85)        2.61           5.53
                                             --------------------------------------------------------------------------
 Total income (loss) from
 investment operations                         13.65                 11.52        (1.00)        2.43           5.39
-----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to
  shareholders:
 Distributions from net
  realized gain                                (1.66)                 (.32)       (1.37)       (1.07)            --
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $ 37.57               $ 25.58      $ 14.38      $ 16.75        $ 15.39
                                             ==========================================================================

 Total Return, at Net Asset
  Value/2/                                     53.73%                81.14%      (6.43)%       17.03%         53.90%
=======================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in
  thousands)                                $310,972              $189,699     $43,570       $25,856        $20,606
-----------------------------------------------------------------------------------------------------------------------
 Average net assets (in
  thousands)                                $294,487              $107,124     $39,003       $20,410        $14,123
-----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:/3/
 Net investment loss                           (1.13)%               (1.22)%     (1.58)%       (1.96)%        (1.37)%
 Expenses                                       2.00%                 2.23%       2.26%/4/      2.27%/4/       2.44%/4/
-----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                         142%                  134%        182%          142%           156%

1. For the period from November 7, 1995 (commencement of operations) to August 31, 1996.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                        22  OPPENHEIMER ENTERPRISE FUND

Class C Year Ended August 31,         2000         1999         1998         1997         1996/1/
==================================================================================================
Per Share Operating Data
Net asset value, beginning of
 period                             $25.59       $14.38       $16.74       $15.39        $10.00
--------------------------------------------------------------------------------------------------
Income (loss) from investment
 operations:
Net investment loss                   (.39)        (.10)        (.16)        (.18)         (.14)
Net realized and unrealized
 gain (loss)                         14.07        11.63         (.83)        2.60          5.53
                                   ---------------------------------------------------------------
Total income (loss) from
 investment operations               13.68        11.53         (.99)        2.42          5.39
--------------------------------------------------------------------------------------------------
Dividends and/or distributions
 to shareholders:
Distributions from net
 realized gain                       (1.66)        (.32)       (1.37)       (1.07)           --
--------------------------------------------------------------------------------------------------
Net asset value, end of period      $37.61       $25.59       $14.38       $16.74        $15.39
                                   ===============================================================

==================================================================================================
Total Return, at Net Asset
 Value/2/                            53.83%       81.22%      (6.38)%       16.97%        53.90%

==================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
 thousands)                        $64,522      $39,083       $8,746       $5,653        $4,846
--------------------------------------------------------------------------------------------------
Average net assets (in
 thousands)                        $60,868      $21,790       $7,908       $4,539        $3,472
--------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment loss                  (1.13)%      (1.22)%      (1.58)%      (1.96)%       (1.35)%
Expenses                              2.00%        2.22%        2.26%/4/     2.27%/4/      2.43%/4/
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                142%         134%         182%         142%          156%

1. For the period from November 7, 1995 (commencement of operations) to August 31, 1996.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                        23  OPPENHEIMER ENTERPRISE FUND

FINANCIAL HIGHLIGHTS              Continued


 Class Y  Year Ended August 31,                                  2000          1999/1/
=======================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                         $ 26.41       $ 23.51
---------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                             (.04)         --/2/
 Net realized and unrealized gain                               14.61          2.90
                                                              -------------------------
 Total income from
 investment operations                                          14.57          2.90
---------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                           (1.66)           --
---------------------------------------------------------------------------------------
 Net asset value, end of period                               $ 39.32       $ 26.41
                                                             ==========================

=======================================================================================
 Total Return, at Net Asset Value/3/                            55.58%        12.34%

=======================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                    $ 91,656      $ 31,306
---------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $ 80,415      $ 11,731
---------------------------------------------------------------------------------------
 Ratios to average net assets:/4/
 Net investment income                                           0.04%         0.09%
 Expenses                                                        0.91%         0.96%
---------------------------------------------------------------------------------------
 Portfolio turnover rate                                          142%          134%

1. For the period from April 1, 1999 (inception of offering) to August 31, 1999.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                        24  OPPENHEIMER ENTERPRISE FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies

Oppenheimer Enterprise Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
  The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of 60 days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
  The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                        25  OPPENHEIMER ENTERPRISE FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2000, a provision of $13,396 was made for the Fund's projected benefit obligations and payments of $1,627 were made to retired trustees, resulting in an accumulated liability of $68,065 as of August 31, 2000.
  The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                        26  OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
  The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $8,156,678, a decrease in accumulated net investment loss of $6,058,986, and a decrease in accumulated net realized gain on investments of $14,215,664. This reclassification includes $8,156,678 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                        27  OPPENHEIMER ENTERPRISE FUND

NOTES TO FINANCIAL STATEMENTS       Continued
===============================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended August 31, 2000     Year Ended August 31, 1999/1/
                               Shares             Amount       Shares            Amount
-------------------------------------------------------------------------------------------
Class A
Sold                        5,918,855      $ 223,036,553    8,926,370     $ 206,297,851
Dividends and/or
distributions reinvested      568,512         20,864,644       97,571         1,742,570
Redeemed                   (3,224,369)      (120,996,201)  (1,354,467)      (29,318,863)
                           ----------------------------------------------------------------
Net increase                3,262,998      $ 122,904,996    7,669,474     $ 178,721,558
                           ================================================================

-------------------------------------------------------------------------------------------
Class B
Sold                        1,705,197      $  59,299,313    4,932,566     $ 109,637,518
Dividends and/or
distributions reinvested      343,627         12,191,391       60,658         1,056,668
Redeemed                   (1,187,431)       (42,372,163)    (606,628)      (13,207,683)
                           ----------------------------------------------------------------
Net increase                  861,393      $  29,118,541    4,386,596     $  97,486,503
                           ================================================================

-------------------------------------------------------------------------------------------
Class C
Sold                          377,829      $  13,321,272    1,445,655     $  30,608,836
Dividends and/or
distributions reinvested       71,972          2,555,962       12,525           218,068
Redeemed                     (261,267)        (9,307,664)    (539,269)      (10,387,801)
                           ----------------------------------------------------------------
Net increase                  188,534      $   6,569,570      918,911     $  20,439,103
                           ================================================================

-------------------------------------------------------------------------------------------
Class Y
Sold                        4,147,939      $ 162,964,713    1,321,190     $  35,899,224
Dividends and/or
distributions reinvested       82,761          3,045,610           --                --
Redeemed                   (3,084,977)      (118,954,188)    (135,747)       (3,656,832)
                           ----------------------------------------------------------------
Net increase                1,145,723      $  47,056,135    1,185,443     $  32,242,392
                           ================================================================

1. For the year ended August 31, 1999, for Class A, B and C shares and for the period from April 1, 1999 (inception of offering) to August 31, 1999, for Class Y shares.

===============================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2000, were $1,469,529,425 and $1,200,678,945, respectively.

As of August 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $744,272,909 was:

Gross unrealized appreciation         $367,528,079
Gross unrealized depreciation          (21,344,967)
                                      -------------
Net unrealized appreciation           $346,183,112
                                      =============

                        28  OPPENHEIMER ENTERPRISE FUND

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended August 31, 2000, was an annualized rate of 0.68%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.




                      Aggregate               Class A            Commissions                Commissions              Commissions
                      Front-end             Front-end             on Class A                 on Class B               on Class C
                  Sales Charges         Sales Charges                 Shares                     Shares                   Shares
                     on Class A           Retained by            Advanced by                Advanced by              Advanced by
Year Ended               Shares           Distributor         Distributor/1/             Distributor/1/           Distributor/1/
---------------------------------------------------------------------------------------------------------------------------------
August 31, 2000      $1,323,613              $289,908               $421,613                 $1,224,007                  $82,028

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.



                               Class A                          Class B                            Class C
                   Contingent Deferred              Contingent Deferred                Contingent Deferred
                         Sales Charges                    Sales Charges                      Sales Charges
Year Ended     Retained by Distributor          Retained by Distributor            Retained by Distributor
----------------------------------------------------------------------------------------------------------
August 31, 2000                 $3,449                         $258,615                            $22,218

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2000, payments under the Class A plan totaled $1,347,398 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $61,427 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


                        29  OPPENHEIMER ENTERPRISE FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
  The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
  The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

DISTRIBUTION FEES PAID TO THE DISTRIBUTOR FOR THE YEAR ENDED AUGUST 31, 2000, WERE AS FOLLOWS:

                                                                             Distributor's     Distributor's
                                                                                 Aggregate      Unreimbursed
                                                                              Unreimbursed     Expenses as %
                          Total Payments         Amount Retained                  Expenses     of Net Assets
                              Under Plan          by Distributor                Under Plan          of Class
-------------------------------------------------------------------------------------------------------------
Class B Plan                  $2,943,776              $2,459,192                $2,270,446              0.73%
Class C Plan                     608,440                 251,485                   138,622              0.21

=============================================================================================================

5. Illiquid or Restricted Securities
As of August 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale


                        30  OPPENHEIMER ENTERPRISE FUND
to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of August 31, 2000 was $22,602,154, which represents 2.07% of the Fund's net assets, of which $18,378,962 is considered restricted. Information concerning restricted securities is as follows:

                                                                            Valuation
                                                                       Per Unit as of
Security                          Acquisition Date   Cost Per Unit    August 31, 2000
--------------------------------------------------------------------------------------
Stocks and Warrants
Cobalt Networks, Inc.                       5/4/99           $3.70             $49.63
--------------------------------------------------------------------------------------
Eltrax Systems, Inc.                       3/28/00           11.75               4.75
--------------------------------------------------------------------------------------
PeopleFirst.com, Inc., $2.72 Cv., Series C  2/9/00            2.14               2.14
--------------------------------------------------------------------------------------
ScreamingMedia, Inc.                       10/5/99            4.15               8.09

======================================================================================

6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the year ended August 31, 2000.


                       31    OPPENHEIMER ENTERPRISE FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Enterprise Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Enterprise Fund as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, and the period from November 7, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Enterprise Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from November 7, 1995 (commencement of operations) to August 31, 1996, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
September 22, 2000

                        32  OPPENHEIMER ENTERPRISE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
  Distributions of $1.6556 per share were paid to Class A, Class B, Class C and Class Y shareholders, on December 7, 1999, of which $0.4934 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
  Dividends paid by the Fund during the fiscal year ended August 31, 2000, which are not designated as capital gain distributions should be multiplied by 0.67% to arrive at the net amount eligible for the corporate dividend-received deduction.
  The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                        33  OPPENHEIMER ENTERPRISE FUND

OPPENHEIMER ENTERPRISE FUND


==============================================================================
Officers and Trustees         Leon Levy, Chairman of the Board of Trustees
                              Donald W Spiro, Vice Chairman of the Board of
                              Trustees
                              Bridget A. Macaskill, Trustee and President
                              Robert G. Galli, Trustee
                              Phillip A. Griffiths, Trustee
                              Benjamin Lipstein, Trustee
                              Elizabeth B. Moynihan, Trustee
                              Kenneth A. Randall, Trustee
                              Edward V. Regan, Trustee
                              Russell S. Reynolds, Jr., Trustee
                              Clayton K. Yeutter, Trustee
                              David Hyun, Vice President
                              Andrew J. Donohue, Secretary
                              Brian W  Wixted, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Robert G. Zack, Assistant Secretary
==============================================================================
Investment Advisor            OppenheimerFunds, Inc.
==============================================================================
Distributor                   OppenheimerFunds Distributor, Inc.
==============================================================================
Transfer and Shareholder      OppenheimerFunds Services
Servicing Agent
==============================================================================
Custodian of                  The Bank of New York
Portfolio Securities
==============================================================================
Independent Auditors          KPMG LLP
==============================================================================
Legal Counsel                 Mayer, Brown & Platt

                              For more complete information about Oppenheimer Enterprise Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website, at www.oppenheimerfunds.com.

                              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                              Oppenheimer funds are distributed by
                              OppenheimerFunds Distributor, Inc.

                              Two World Trade Center, New York, NY 10048-0203


                              (C)Copyright 2000 OppenheimerFunds, Inc.
                              All rights reserved.


                        34  OPPENHEIMER ENTERPRISE FUND

OPPENHEIMERFUNDS FAMILY

=============================================================================================================
Global Equity
                     Developing Markets Fund                 Global Fund
                     International Small Company Fund        Quest Global Value Fund
                     Europe Fund                             Global Growth & Income Fund
                     International Growth Fund
=============================================================================================================
Equity
                     Stock                                   Stock & Bond
                     Emerging Technologies Fund              Main Street(R) Growth & Income Fund
                     Enterprise Fund                         Quest Opportunity Value Fund
                     Discovery Fund                          Total Return Fund
                     Main Street(R) Small Cap Fund           Quest Balanced Value Fund
                     Quest Small Cap Fund/1/                 Capital Income Fund
                     MidCap Fund                             Multiple Strategies Fund
                     Main Street(R) Opportunity Fund         Disciplined Allocation Fund2
                     Growth Fund                             Convertible Securities Fund
                     Capital Appreciation Fund
                     Large Cap Growth Fund                   Specialty
                     Disciplined Value Fund2                 Real Asset Fund(R)
                     Quest Capital Value Fund                Gold & Special Minerals Fund
                     Quest Value Fund
                     Trinity Growth Fund
                     Trinity Core Fund
                     Trinity Value Fund

=============================================================================================================
Fixed Income
                   Taxable                      Municipal
                   International Bond Fund      California Municipal Fund3
                   World Bond Fund2             Main Street(R) California
                                                Municipal Fund2,3
                   High Yield Fund              Florida Municipal Fund3
                   Champion Income Fund         New Jersey Municipal Fund3
                   Strategic Income Fund        New York Municipal Fund3
                   Bond Fund                    Pennsylvania Municipal Fund3
                   Senior Floating Rate Fund    Municipal Bond Fund
                   U.S. Government Trust        Insured Municipal Fund2
                   Limited-Term Government      Intermediate Municipal Fund
                   Fund

                                                Rochester Division
                                                Rochester Fund Municipals
                                                Limited Term New York
                                                Municipal Fund

=============================================================================================================
Money Market/4/
                   Money Market Fund            Cash Reserves

1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.
2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund subject to shareholder approval.
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



                        35  OPPENHEIMER ENTERPRISE FUND

                      THIS PAGE INTENTIONALLY LEFT BLANK.

INFORMATION AND SERVICES

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designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
Ticker Symbols  Class A: OENAX  Class B: OENBX   Class C: OENCX   Class Y: OENYX

--------------------------------------------------------------------------------
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